                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. ___)


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/   /  Preliminary Proxy Statement
/ X /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Materials Pursuant to 14a-11(c) or Rule 14a-12

                            Crosswalk.com, Inc.
     ---------------------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)

     ---------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement
                            if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

/ X /  No fee required.
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
      (1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ---------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------------
      (5) Total fee paid:

        ---------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/  /  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

        ---------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------------
      (3) Filing Party:

        ---------------------------------------------------------------------
      (4) Date Filed:

        ---------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                               CROSSWALK.COM, INC.
                       4100 LAFAYETTE CENTER DR. SUITE 110
                            CHANTILLY, VIRGINIA 20151


                                                                  March 30, 2001



TO OUR STOCKHOLDERS:

        You are hereby cordially invited to attend the Annual Meeting of Stockholders of Crosswalk.com, Inc. ("Crosswalk" or the "Company") to be held at Chantilly Regional Library located at 4000 Stringfellow Road, Chantilly, Virginia 20151, at 10:30 a.m., local time, on Wednesday, May 2, 2001.

        At the Annual Meeting, stockholders will be asked to:

1. Consider and vote upon a proposal to elect seven members to our Board of Directors;

2. Consider and vote upon the ratification of the decision of our Board of Directors to retain Ernst & Young LLP as Crosswalk's Independent Auditors for fiscal year 2001;

3.      Consider such other business as may properly come before the Annual
        Meeting.

        Information concerning the foregoing proposals and the Annual Meeting are contained in the attached Notice of Annual Meeting and Proxy Statement. Your vote is important, as is the vote of every stockholder, and the Board of Directors of Crosswalk.com, Inc. appreciates the cooperation of stockholders who are unable to attend in person in directing proxies to vote at the meeting. Therefore, it is important that your shares be represented at the meeting in person or, should you be unable to attend the Annual Meeting, by your signing and returning the enclosed proxy in the accompanying envelope for receipt prior to the meeting date.



                                                   Sincerely,


                                                   James G. Buick
                                                   Chairman of the Board
                                                   Crosswalk.com, Inc.

                               CROSSWALK.COM, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      to be held on Wednesday, May 2, 2001


To the Stockholders of                                            March 30, 2001
Crosswalk.com, Inc.


Notice is hereby given that the Annual Meeting of Stockholders of Crosswalk.com, Inc. ("Crosswalk" or the "Company") will be held at Chantilly Regional Library located at 4000 Stringfellow Road, Chantilly, Virginia 20151, at 10:30 a.m., local time, on Wednesday, May 2, 2001 for the following purposes:

        1. To consider and vote upon a proposal to elect seven members to the Company's Board of Directors;

        2. To consider and vote upon the ratification of the decision of our Board of Directors to retain Ernst & Young LLP as Crosswalk's Independent Auditors for fiscal year 2001;

        3. To consider such other business as may properly come before the Annual Meeting.

Only Crosswalk.com, Inc. stockholders of record as of the close of business on March 16, 2001, are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours by any of our stockholders, for a period of ten days prior to the Annual Meeting at our principal executive offices at the address set forth above.

Your vote is important, as is the vote of every stockholder, and the Board of Directors of Crosswalk.com, Inc. appreciates the cooperation of stockholders who are unable to attend in person in directing proxies to vote at the meeting. Therefore, it is important that your shares be represented at the meeting in person or, should you be unable to attend the meeting, by your signing and returning the enclosed proxy in the accompanying envelope for receipt prior to the meeting date.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

If you have any questions, please contact Gary Struzik, Chief Financial Officer and Secretary at 703-788-4123.

By order of the Board of Directors,


James G. Buick
Chairman of the Board
Crosswalk.com, Inc.

                                 PROXY STATEMENT
                               CROSSWALK.COM, INC.
                      4100 Lafayette Center Drive Suite 110
                            Chantilly, Virginia 20151

This proxy is furnished to Crosswalk.com, Inc. ("Crosswalk" or the "Company") stockholders of record as of the close of business on March 16, 2001 (the "Record Date"), for use at the Annual Meeting of Stockholders to be held at Chantilly Regional Library located at 4000 Stringfellow Road, Chantilly, Virginia 20151, on Wednesday, May 2, 2001, at 10:30 a.m., local time, and at any adjournment thereof (the "Annual Meeting"). The enclosed proxy is being solicited by the Board of Directors of Crosswalk and is subject to revocation at any time prior to the voting of the proxy. This proxy, when properly executed, will be voted in the manner directed by you, the stockholder. If no direction is made, this proxy will be voted FOR or IN FAVOR of the proposals, in accordance with the instructions on the proxy card. This Proxy Statement and the enclosed proxy card are being sent to stockholders on or about March 30, 2001. Only Crosswalk.com, Inc. stockholders of record as of the close of business on March 16, 2001, (the "Record Date") may vote at the Annual Meeting.


                  VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote on matters as described in the accompanying Notice of Annual Meeting of Stockholders, and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to vote in favor of or to withhold voting for each nominee for the Board of Directors, or to vote for, against or abstain from voting on all other proposals. Votes of attending stockholders will be taken by written ballots. The election of directors will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. In all other matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by the holders of the Common Stock is required to take stockholder action.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned until a later time when a quorum is obtained. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal. A broker nonvote will have no effect on the outcome of any vote of the stockholders. Stockholders are urged to sign the accompanying proxy card and return it promptly.

When a signed proxy card is returned with a vote specified, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are James G. Buick and Scott Fehrenbacher. A stockholder wishing to name another person as his or her proxy may do so by designating another proxy by inserting the name(s) of such other person(s) to act as his or her proxy(ies). In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to us at our principal executive offices.

If a signed proxy card is returned and the stockholder has made no voting specification, the shares will be voted:

- for the election of each of the nominees for the Board of Directors identified herein;

- for the ratification of Ernst & Young LLP as Crosswalk's independent auditors for fiscal 2001 and

- at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting. Valid proxies will be voted at the Annual Meeting in the manner specified.

Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by either:

-       notifying the Secretary of the Company in writing,

-       executing a subsequent proxy or,

-       personally appearing at the Annual Meeting and casting a contrary vote.

However, no revocation will be effective unless we, at or prior to the Annual Meeting, have received notice of such revocation.

As of the Record Date, 7,926,971 shares of common stock were issued and outstanding. In addition, 862,069 shares of common stock, issuable upon conversion of 80,000 shares of Series "A" preferred stock are also eligible to cast votes. Thus, there are 8,789,040 voting shares as of the Record Date.

                             ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and are therefore required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission") related to our business, financial statements and other matters. Such reports, proxy statements and other information are available for inspection and copying at the Commission's principal office, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; the Northeast Regional Office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048; and the Midwest Regional Office of the Commission, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60611, where copies may be obtained upon payment of the fees prescribed by the Commission from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Such documents may also be obtained through the Website maintained by the Commission at http://www.sec.gov.

PROPOSAL ONE--ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors of Crosswalk set the number of directors constituting the Board at eleven. The following seven persons, all of whom currently serve as directors, have been designated by the Board of Directors as nominees for election as director: JAMES G. BUICK, SCOTT FEHRENBACHER, BRUCE E. EDGINGTON, CLAY T. WHITEHEAD, EARL E. GJELDE, WILLIAM RUSSELL 'MAX' CAREY, JR. AND JON M. MORGAN. If elected, each director will hold office until the annual meeting of stockholders in the year 2002 or until his successor is duly elected and qualified. The Board of Directors intends to seek nominees to fill the remaining positions as soon as possible following the Annual Stockholder Meeting.

The election of directors will be decided by a plurality of the votes cast at the meeting by the holders of the Common Stock, and accordingly, abstentions and "broker non-votes" will have no effect on the election of directors. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors. All nominees have consented to serve if elected, but, if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that any of the nominees will be unable to serve.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

PROPOSAL TWO--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Ernst & Young LLP, independent certified public accountants, has served as our independent auditors since December 17, 1999. The Board of Directors has selected Ernst & Young LLP as our independent auditors for fiscal year 2001 and recommends that the stockholders ratify this selection. The Board of Directors has been advised that Ernst & Young LLP has no relationship bearing on independence with Crosswalk or our subsidiaries. Fees for the 2000 fiscal year were:

Annual audit                             $30,000
Other nonaudit related services          $19,100
                                         -------
Total audit fees                         $49,100

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

The ratification of the selection of Ernst & Young LLP will require the affirmative vote of a majority of Crosswalk's shares present, in person or represented by proxy and entitled to vote at the Annual Meeting.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
              ERNST & YOUNG LLP AS CROSSWALK'S INDEPENDENT
                                    AUDITORS

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying notes contain information about the beneficial ownership of Crosswalk Common Stock as of March 16, 2001 by (a) Crosswalk's chief executive officer ("CEO"), Scott Fehrenbacher, (b) each of Crosswalk's directors and director nominees, (c) each person known by us to be the beneficial owner of more than 5% of Crosswalk's Common Stock, and (d) all of Crosswalk's executive officers and directors as a group. Except as otherwise indicated below, each of the stockholders named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned. Effect has been given to shares reserved for issuance under outstanding stock options where indicated:

---------------------------------------------------------------------------------------------------------
                                 Number of        Right to         Restricted           Percent of
            Name               Shares Owned (1)   Acquire (2)       Stock (3)      Outstanding Shares (4)
---------------------------------------------------------------------------------------------------------
Timothy B. Robertson
2877 Guardian Lane,
Suite 300                             527,900        ---              ---                  6.0%
Virginia Beach, VA 23452
----------------------------------------------------------------------------------------------------------
Stephen M. Wike
4100 Lafayette Center Dr.
Chantilly, VA 20151                 ---              ---                 494,845           5.6%
----------------------------------------------------------------------------------------------------------
Bruce E. Edgington
7857 Heritage Drive
Annandale, VA 22003                    66,200          151,828           255,960           5.0%
----------------------------------------------------------------------------------------------------------
Robert C. Varney, Ph.D. (5)
2024 Upper Lake Dr.
Reston, VA 20191                       21,500          227,576            23,956           3.0%
----------------------------------------------------------------------------------------------------------
Dane B. West  (6)
721 Tranquility Road
Purcellville, VA 20132              ---                180,542            65,001           2.7%
----------------------------------------------------------------------------------------------------------
James G. Buick
2047 Little Heron Court
Grand Rapids, MI                       20,000           62,775        ---                  .9%
----------------------------------------------------------------------------------------------------------
Clay T. Whitehead
P.O. Box 8090
McLean, VA  22106                       2,000           57,275        ---                  .7%
----------------------------------------------------------------------------------------------------------
Earl E. Gjelde
42 Bristlecone Crt.
Keystone, CO 80435                      2,500           55,819        ---                  .6%
----------------------------------------------------------------------------------------------------------
William R. 'Max' Carey  (7)
665 River Knoll Drive
Marietta. GA 30067                  ---                 55,275        ---                  .6%
----------------------------------------------------------------------------------------------------------
Scott Fehrenbacher  (8)
4100 Lafayette Center Dr.
Chantilly, VA 20151                 ---                 50,000        ---                  .6%
----------------------------------------------------------------------------------------------------------
Jon Morgan  (9)
303 W. Wall St.
Midland, TX 79701                       5,100           23,148        ---                  .3%
----------------------------------------------------------------------------------------------------------
All officers and directors
as a group (9 persons)                118,300          961,154           344,917         14.6%
----------------------------------------------------------------------------------------------------------

(1) Excludes shares that are restricted stock holdings, or may be acquired through stock option exercises.

(2) Shares, which named persons have a right to acquire during the period 60 days from the Record Date of March 16, 2001.

(3)     Shares subject to vesting schedule and other restrictions.

(4) Based upon 7,926,971 shares of common stock outstanding as of the Record Date, and 862,069 shares of common stock issuable upon conversion of 80,000 Series "A" preferred stock. Thus, there are 8,789,040 voting shares as of the Record Date.

(5)     Dr. Varney ceased to be a director May 1, 2001.

(6) Does not include 24,000 shares of common stock owned by Mr. West's parents and Mr. West's spouse's parents, as to which Mr. West disclaims beneficial ownership. Mr. West ceased to be a director May 1, 2001.

(7) Does not include 17,145 shares of common stock issuable to Corporate Resource Development Inc.

(8) Does not include 10,000 shares of common stock beneficially owned by Institute for American Values Investing.

(9) Does not include 172,414 shares of common stock in the aggregate, issuable to Jon M. Morgan Pension Plan and J.M. Midland Land Co., Inc., upon conversion of 16,000 shares of Series "A" preferred stock.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that our executive officers and directors and persons who own more than ten percent of a registered class of Crosswalk's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. With the exception of the sale of 1,246 shares of common stock sold by Mr. Bruce Edgington in July 1999, which was not reported until April 2000, the Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 2000 were made on a timely basis.


                                   MANAGEMENT


The following table sets forth the names, ages and positions of the executive officers and directors of the Company as of the date of the Annual Stockholder Meeting. Their respective backgrounds are described following the table:

Name                                Age               Title
----                               ----               ------
James G. Buick                      68         Chairman of the Board of Directors
Scott Fehrenbacher                  42         Chief Executive Officer, President and Director
Gary A. Struzik                     45         Chief Financial Officer and Secretary
Bruce E. Edgington (1) (2) (3)      43         Director
Clay T. Whitehead (2)               62         Director
Earl E. Gjelde (1) (2)              56         Director
W.R. 'Max' Carey (2) (3)            53         Director
Jon M. Morgan                       41         Director

------------

(1) Members of Compensation Committee

(2) Members of Audit and Investment Committee

(3) Members of Nominating Committee

JAMES G. BUICK has been Chairman of the Board of Directors since January 15, 1998 and a director since April 1997. Since 1993 he has been self employed as a management consultant in the area of business strategic long range financial planning. From 1984 to 1993, he was President and Chief Executive Officer of the Zondervan Corporation, a firm engaged in the distribution of Bibles, books, computer software, and religious gifts. He also currently is on the Board of Directors of Sound Technology, an imaging company in the veterinary market.

SCOTT FEHRENBACHER is Chief Executive Officer and President and a director since January 2001. Since August 2000, he was Vice President, Editor & Chief of Crosswalk.com. Scott was Director of the News & Culture Channel since December of 1999, and prior to that, Manager of the Money Channel at Crosswalk.com since August 1998. Before joining Crosswalk, Scott was President of the Institute for American Values Investing in Seattle, the nation's leading firm for cultural investment screening. From 1983 through 1996, Scott was a stockbroker and financial advisor. During his brokerage career, Scott hosted a local television and radio show on personal finance. He received B.A. degrees in Economics and Political Science from the University of Idaho in 1980 and continued graduate studies in Finance at the University of Houston from 1981-1983. He also graduated from the E.F. Hutton securities training school in New York City.

GARY A. STRUZIK has been the Chief Financial Officer and Secretary since April 1997 and was Vice President Finance and Administration of Crosswalk's predecessor entities from February 1996 until April 1997. Mr. Struzik was Director of Accounting for Loral Defense Systems (formally Unisys Defense Systems) from February 1995 through February 1996 and Director of Accounting for Unisys Defense Systems from October 1987 through February 1995, where his responsibilities included financial statement preparation, external audit liaison, policy and procedures. Mr. Struzik received a BA degree in Economics from the State University of New York at Oswego in May 1977 and an MBA from Chapman College in October 1984.

BRUCE E. EDGINGTON has been director of Crosswalk and our predecessors since November 1995. From 1979 through 1988, Mr. Edgington was a registered representative with Johnston Lemon & Co., a securities broker-dealer, where his responsibilities included the management of retail securities accounts and administration. In 1988 he founded and continues to be an officer, director and stockholder of DiBiasio & Edgington, a firm engaged in providing software to investment firms and money managers.

CLAY T. WHITEHEAD has served as a Crosswalk director since April 1997 and, since 1987, has been the President of Clay Whitehead Associates, a consulting firm in the areas of strategic planning and business development concentrating on the telecommunications and media industries. Mr. Whitehead holds a B.S. and M.S. in Electrical Engineering and a Ph.D. in Management, all from the Massachusetts Institute of Technology and from 1969 through 1974 held various federal government positions, including Director of the U.S. Office of Telecommunications Policy. He was the founder of Hughes Communications (now PanAmSat) in the U.S. and of the Astra television satellite business in Europe.

EARL E. GJELDE has served as a Crosswalk director since April 1997. From 1989 through 1993, he was Vice President of Chemical Waste Management, Inc. and from 1991 to 1993 was Vice President of Waste Management Inc. (currently WMX Technologies, Inc.). Since 1991, Mr. Gjelde has been Managing Director, Summit Group International, Ltd., an energy and natural resource consulting firm with Internet based security controlled document systems and Managing Director, Summit Energy Group, Ltd., an energy development company and since 1996, a partner in Pipeline Power Partners, LP, a natural gas services company. From 1980 through 1989, Mr. Gjelde held various federal government positions including Under Secretary and Chief Operating Officer of the U.S. Department of Interior from 1985 through 1989 and Special Assistant to the Secretary, Chief Operating Officer, U.S. Department of Energy from 1982 through 1985. He is a member of the Board of Directors of The United States Energy Association, The World Energy Congress, the National Wilderness Institute, Allied Technologies Group, Inc., and publicly held Electrosource, Inc.

W.R. 'MAX' CAREY has served as a Crosswalk director since June 1997. Since 1981, he has been Chairman and Chief Executive Officer of Corporate Resource Development, Inc., a sales and marketing consulting and training firm based in Atlanta. He currently is also a member of the Board of Directors of Outback Steakhouse, Inc., a restaurant franchiser, and K-Force.com, a leading specialty staffing services firm, both public companies.

JON M. MORGAN was appointed as a director of Crosswalk in October 2000. Mr. Morgan has more than 17 years experience in launching and managing successful businesses in both investment management services and in the energy field. He is founder of several businesses including Morgan Capital Group, Inc., the Packard Fund, and, is president of J.M. Mineral & Land Co.

The Board of Directors accepted the resignation of director Stephen Wike effective November 28, 2000. Mr. Wike also served as Chief Operating Officer. In his letter of resignation, Mr. Wike expressed disappointment over the August 1999 acquisition of Wike Associates by Crosswalk. On January 10, 2001, the Board of Directors also accepted the resignation of director Mr. William M. Parker. Mr. Parker also served as Chief Executive Officer and President since April 1998, and was a director since March 1998. Robert C. Varney, Ph.D. and Dane B. West have declined reelection to serve as a member of the Company's Board of Directors. Dr. Varney served as a Board member since July 1995, and was Chairman of the Board from July 1995 to January 1998. Mr. West was a founder of the Company and has served on the Board since the Company's inception. Their tenure as Board members ends May 1, 2001. The Board is most appreciative of their involvement as Board members and for their contributions to Crosswalk.com.

The Board of Directors of Crosswalk may consider the addition of Board members for appointment during 2001. Such appointment, if any, will be rendered in a manner consistent with our By-Laws and will be announced at the time of appointment. Each director serves until the next annual meeting of stockholders and the election and qualification of their successors. Subject to the terms of employment agreements generally, executive officers are appointed by the Board of Directors annually and serve at the discretion of the Board.



                 MEETING ATTENDANCE AND COMMITTEES OF THE BOARD


Crosswalk's business is managed under the direction of the Board of Directors. The Board meets during our fiscal year to review significant developments and to act on matters requiring Board approval. The Board of Directors held six formal meetings and acted by unanimous written consent and through teleconference meetings twice during the fiscal year ended December 31, 2000. Both Dr. Varney and Mr. Gjelde attended only five of these eight meetings. Mr. Gjelde also attended only one Audit and Investment committee meeting. No other director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and their respective committee meetings held subsequent to their election to the Board in 2000.

The Board of Directors has established an Audit and Investment Committee, a Compensation Committee, and a Nominating Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of these committees and their members as of the date of the Annual Stockholder Meeting are described in the following table:

-------------------------------------------------------------------------------------------
                                                                             Meetings in
Name of Committee and Members            Functions of Committee                 2000
-------------------------------------------------------------------------------------------
AUDIT AND INVESTMENT           -       Confers with independent
                                       accountants regarding scope of                 3
Clay T. Whitehead (chair)              examination and independence as
Earl E. Gjelde                         required by the Independence
W.R. "Max" Carey                       Standards Board
Bruce E. Edgington
                               -       Reviews reports of independent
                                       accountants and our financial
                                       statements for inclusion in filings
                                       with SEC

                               -       Reviews recommendations about
                                       internal controls and quality of
                                       financial reporting

                               -       Recommends selection of
                                       independent accountant to Board

                               -       Reviews financing alternatives
                                       and makes recommendations to Board
-------------------------------------------------------------------------------------------
COMPENSATION                   -       Advises Board and consults with
                                       management concerning salaries,                2
Earl E. Gjelde  (chair)                incentives and other forms of
Bruce E. Edgington                     compensation for the officers and
                                       other employees of the Company

                               -       Administers the Company's
                                       existing Stock Option Plans
-------------------------------------------------------------------------------------------
NOMINATING                     -       Prepares summary evaluations of
                                       Board capabilities, needs,                     1
W.R. "Max" Carey (chair)               performance, and other functions as
Bruce E. Edgington                     determined by the Board
                               -       Makes recommendations to Board of
                                       changes in composition of the Board
                                       including dismissal or additions of
                                       members to the Board

                               -       Evaluates and recommends to Board
                                       specific nominees for directorate
-------------------------------------------------------------------------------------------


AUDIT AND INVESTMENT COMMITTEE REPORT. The Audit and Investment Committee oversees our financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee has reviewed the audited consolidated financial statements in the Annual Report on Form 10-K with management including discussions of accounting principles, reasonableness of judgements, and the clarity of financial disclosures. The Committee also reviewed with the independent auditors their assessment of financial statements and of management's judgements in deriving the financial statements. In addition, the Committee has discussed with the independent auditors the auditors' independence from management of Crosswalk including the matters in the written disclosures required by the Independence Standards Board. The Committee also met with the independent auditors, with and without management present, to discuss their examinations, evaluations of our internal controls and the overall quality of our financial reporting. The Committee also evaluated alternative financing proposals related to the Crosswalk's working capital requirements. The Committee held three meetings in 2000.

Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Crosswalk's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

The members of the Committee are independent in that they are not officers or employees of Crosswalk or our subsidiaries. The members also do not have relationships which, in the opinion of Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director serving on this committee.

Clay T. Whitehead, Audit and Investment Committee chair

Earl E. Gjelde, Audit and Investment Committee member

W.R. "Max" Carey, Audit and Investment Committee member

Bruce E. Edgington, Audit and Investment Committee member

NOMINATING PROCEDURE. Stockholders desiring to submit recommended Board nominees, should do so in writing to the Company, to the attention Scott Fehrenbacher.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following Summary Compensation Table sets forth all compensation awarded to, earned by or paid for services rendered to Crosswalk in all capacities during 1998, 1999 and 2000 by the Company's Chief Executive Officer and President and other executive officers and two additional individuals whose total annual salary and bonus exceeded $100,000 in 2000.

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation
                                                                       -----------------------
                                Annual Compensation                             Awards
                                ------ ------------                            --------
                                                                                 Securities
                                                      Bonus &     Other Annual   Underlying   All Other
                                                      Commission  Compensation   Options/    Compensation
Name and Principal Position       Year     Salary($)     ($)        ($)(2)(3)    SARs (4)      ($) (5)
---------------------------       ----     ---------     ---        ---------    --------      -------
Robert C. Varney, Ph.D., Chief    1998       23,077        0           57,631   (100,000)          0
Executive Officer (1)             1999            0        0           86,904      6,000           0
                                  2000            0        0            8,682     11,909           0

William M. Parker (6)             1998       80,177        0            2,542    270,000          160
Chief Executive Officer and       1999      165,792        0            6,327     24,000          211
Pres.                             2000      177,702        0            7,581    100,000          160

Gary A. Struzik                   1998       88,998        0            6,937          0          135
Chief Financial Officer and       1999      108,642        0            6,327          0           97
Secretary                         2000      116,955        0            7,937          0          168

Daniel Wike (7)                   1998            0        0                0          0            0
Sales Representative              1999       36,250   61,340            1,678      7,000            0
                                  2000       93,000  148,057            7,482     13,000            0

Joseph Wike (7)                   1998            0        0                0          0            0
Sales Director                    1999       25,000   21,868            1,678      5,000            0
                                  2000       81,417   51,137            5,490      5,000            0


 (1) In February 1998, the Board of Directors accepted the resignation of Robert C. Varney, Ph.D., as Chief Executive Officer of Crosswalk, effective April 14, 1998. Pursuant to the terms of his Conclusion of Employment Agreement, Dr. Varney received severance payments equivalent to his salary upon conclusion of his employment, for a period, which expired on October 22, 1999. Dr.


        Varney has declined reelection to serve as a member of the Company's
        Board of Directors. His tenure as Board member ends May 1, 2001.

(2) Other Annual Compensation represents medical insurance premiums paid by the Company on behalf of the named executive, except for (3) below.

(3) In 1998 and 1999 respectively, Dr. Varney's Other Annual Compensation consists of $51,293 and $80,577 of severance pay. In addition in 1998, 1999 and 2000, respectively, $6,338, $6,327 and $8,682 of medical insurance premiums were paid by Crosswalk on his behalf.

(4)     See "OPTION GRANTS IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
        VALUES."

(5) All Other Compensation represents life insurance premiums paid by Crosswalk on behalf of the listed executive officers and individuals.

(6)     On January 10, 2001, the Board of Directors accepted the resignation of
        Mr. William M. Parker, as Chief Executive Officer and President and director. Pursuant to the terms of his Conclusion of Employment
        Agreement, Mr. Parker will receive severance payments equivalent to his salary upon conclusion of his employment, for a period, which expires on July 13, 2001.

(7)     Reflects compensation starting in August 1999, when Joseph and Daniel
        Wike became employees of Crosswalk.com pursuant to the acquisition of Wike Associates, Inc.

The following tables set forth information with respect to stock options granted to executive officers or individuals named in the "Summary Compensation Table", if any, during the fiscal year ended December 31, 2000, and the potential realizable value at assumed annual rates of stock price appreciation as indicated, over the option term.


                             OPTION GRANTS TABLE
                      AND FISCAL YEAR-END OPTION VALUES


                        Number of       Percent of                                      Potential Realizable
                        Securities    Total Options                                     Value At Annual Rates of
                        Underlying      Granted to         Exercise                     Stock Price Appreciation
                         Options        Employees       Or Base Price    Expiration     For the Option Term
         Name           Granted(1)       In 1999         Per Share($)       Date      5%($)                 10%($)
         ----           ----------       -------         ------------       ----      ----------------------------
Robert C. Varney,
Ph.D.                       11,909          2.2%            $5.50          2/16/10    $ 106,692          $  169,889
William M. Parker          100,000        18.8%             $1.09         11/22/10    $ 177,550          $  282,718
Daniel Wike                  9,000          2.4%            $1.19         11/03/10    $   17,445         $   27,779
                             4,000           .8%            $2.69          4/25/10    $   17,527         $   27,909
Joseph Wike                  5,000           .9%            $2.69          4/25/10    $   21,909         $   34,886

(1)     All options are non-qualified options.  Mr. Struzik was not granted any options in 2000.


                        FISCAL YEAR END OPTION VALUES


----------------------------------------------------------------------------------------------------------------------

                                                              Number of Unexercised
                                  Number                      Securities Underlying          Value of Unexercised
                                  Shares                       Options at 12/31/00           In-The-Money Options
                               Acquired on       Value                                           at 12/31/00
            Name                 Exercise      Realized    Exercisable/Unexercisable      Exercisable/Unexercisable
           -----              ------------     --------    -------------------------      -------------------------
----------------------------------------------------------------------------------------------------------------------
Robert C. Varney, Ph.D.            ---            ---             277,940/45,312                    $0/$0
----------------------------------------------------------------------------------------------------------------------
William M. Parker                  ---            ---             263,000/145,000                   $0/$0
----------------------------------------------------------------------------------------------------------------------
Gary A. Struzik                    ---            ---              89,416/18,860                    $0/$0
----------------------------------------------------------------------------------------------------------------------
Daniel  Wike                       ---            ---               5,000/14,000                    $0/$0
----------------------------------------------------------------------------------------------------------------------

Joseph Wike                        ---            ---               1,000/9,000                     $0/$0
----------------------------------------------------------------------------------------------------------------------

             REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
                     DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors establishes our general compensation policies as well as the compensation plans and specific compensation levels for executive officers. In conjunction with the Board of Directors, it also administers our employee stock benefit plan for executive officers. The Compensation Committee consists of two independent, non-employee directors who have no interlocking relationships as defined by the SEC. They independently make the recommendations to the Board as to the level of executive salaries and additional compensation.

The Compensation Committee believes that the compensation of our executive officers, including the Chief Executive Officer, should be influenced by our performance and by offerings of comparable Companies in our industry. Employment agreements with certain of our executive officers establish base salary levels. Additional compensation in the form of cash bonuses or stock options is made in accordance with the employment agreements, where applicable, or at the discretion of the Compensation Committee, or the full Board, taking into account the contributions made by the executive officers to the business objectives of Crosswalk. The Committee believes that our executive officer salaries in 2000 did not exceed levels in the industry for similarly-sized businesses. What follows are specifics regarding executive compensation and the terms of employment agreements related to such compensation:

William M. Parker resigned as the Company's Chief Executive Officer of Crosswalk effective January 10, 2001. Under the terms of Employment Agreement, Mr. Parker receives the following:

- the right to acquire 299,000 shares of Crosswalk Common Stock granted to him during the course of his employment, at exercise prices ranging from $1.09 to $9.50 per share.

- full rights to continue, at our expense less 20% charged to Mr. Parker, health care benefits comparable to group coverage provided by the Company from time to time to its employees through July of 2001.

- severance payments equivalent to his salary upon conclusion of his employment, for a period which expires on July 13, 2001.

In March 2001 and 1998, respectively, we entered into employment agreements with Scott Fehrenbacher and Gary Struzik. These employment agreements, which may be terminated by the employee or the Company upon thirty days prior written notice, provide for, among other things:

- annual base salaries of $127,000, and $110,000 for Mr. Fehrenbacher and Mr. Struzik respectively. In March 2001, the Board approved an increase in Mr. Struzik's salary to $126,000 per annum.

- six (6) months of severance pay, health and group life coverage if their employment is terminated by Crosswalk.

- an agreement that during the term of his respective employment with us, and for one year thereafter not to compete with Crosswalk.

Mr. Fehrenbacher's and Mr. Struzik's employment agreements also provide for an incentive plan for the year 2001 in which they will be paid $10,000 and $5,000 respectively, within thirty days of the end of each fiscal quarter, if Crosswalk's net loss before interest and taxes, as reviewed by independent audit, is equal to or better than the quarterly Board approved 2001 budgeted net loss before interest and taxes.

For Mr. Fehrenbacher and Mr. Struzik, these employment agreements supersede previous August 1998 and June 1997 sets of compensatory agreements, respectively.

In addition to their employment agreements, our executive officers may participate in the 1997 and 1998 Stock Option Plans, at the recommendation of the Compensation Committee and the approval of the Board of Directors. We do not currently have any compensation plans or similar arrangements under which an executive officer is entitled to benefits, except group life, our Section 125 Flexible Savings and 401K Plans, and medical and dental insurance coverage.

Earl E. Gjelde, Compensation Committee Chair
Bruce E. Edgington, Compensation Committee member

                              DIRECTOR COMPENSATION

We do not provide directors who are also officers of Crosswalk additional compensation for their service as directors. All non-employee directors receive reimbursement of reasonable expenses incurred in attending Board meeting.

The Board compensation for the year 2000 consisted of the following:

      - Each director was granted 14,090 ten-year options to purchase shares of Crosswalk Common Stock at the market price of $5.50 per share

      - Out of these 14,090 options, 10,454 vested immediately, and an aggregate of 16,982 vested upon attendance at Board and committee meetings throughout 2000.

      - Each Committee Chairman received an additional 1,818 ten year vested options exercisable at $5.50 per share.

        - The Chairman of the Board received a total of 18,524 ten-year options exercisable at $5.50.


In February 2001, the Board agreed to the following compensation plan for 2001 which involves the same number of ten-year options to purchase Crosswalk Common Stock as granted in 2000, vesting and exercisable at current market price as follows:

        - Each director was granted 14,090 ten-year options to purchase shares of Crosswalk common stock at the market price of $0.9688 per share

        - Out of these 14,090 options, 10,454 vest immediately, and 3,636 options vest upon attendance at an aggregate total of ten Board and committee meetings throughout 2001. Nonvested options will be cancelled at the end of 2000.

        - Each Committee Chairman will receive an additional 1,818 ten year vested options exercisable at $0.9688 per share.

        - The Chairman of the Board will receive a total of 19,340 ten-year options exercisable at $0.9688 per share under the same conditions as the other directors.

We have set aside 111,242 stock options from the 1998 Stock Option Plan to underlie this grant for Board compensation in 2001.


                        1997 AND 1998 STOCK OPTION PLANS

In April 1997, and April 1998, the Board of Directors adopted, and the stockholders approved our 1997 Stock Option Plan and 1998 Stock Option Plan, respectively (the "1997 Plan" or "1998 Plan", or together, the "Option Plans"). The 1997 Option Plan provides for the issuance of up to 2,057,937 shares of Crosswalk Common Stock. As of the Record Date:

- options to purchase 1,848,871 shares, at a weighted average price of $5.66 per share were outstanding.

        - of these outstanding grants, options to purchase 1,497,308 shares are exercisable.

-       options for 209,066 shares were exercised.

The 1998 Stock Option Plan provides for the issuance of up to 1,200,000 shares of Crosswalk Common Stock. As of the Record Date:

- options for 597,856 shares were outstanding at a weighted average price of $1.43 per share, none of which had been exercised.

        - of these outstanding grants, options to purchase 325,470 shares are exercisable.

- an additional 602,144 shares are available for future grants under the 1998 Plan.

If any options granted under the Option Plans shall terminate, expire or be canceled as to any shares, new options may thereafter be granted covering such shares. In addition, any shares purchased under Option Plans subsequently repurchased by us may again be granted under either of the Option Plans. The shares issued upon exercise of options under the Option Plans may, in whole or in part, may be either authorized but unissued shares or issued shares reacquired by Crosswalk.

The purpose of the Option Plans are to advance our interests by providing an opportunity to our directors, employees and consultants, including ministry partners, to purchase shares of the Company's Common Stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate directors, employees and consultants. The 1997 Plan provides for the grant of:

- incentive stock options ("Incentive Options") as described in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code");

- nonqualified stock options ("Nonqualified Options," and, together with the Incentive Options, the "Options"); and

- rights to purchase shares of Common Stock ("Restricted Stock") of the Company pursuant to restricted stock agreements and subscription agreements.

The 1998 Plan also includes incentive and nonqualified stock options, but does not provide for restricted stock. The Option Plans are administered by the Board of Directors or at its discretion, by a committee which is appointed by the Board to perform such function. Under the terms of the Option Plans, the exercise price for Incentive Options may not be less than the fair market value of the underlying stock at the time the Incentive Option is granted.

The Option Plans have a provision, which limits the number of shares of our common stock for which options may be granted to any individual during any year. With this provision, options granted under the Option Plans qualify as performance-based compensation for purposes of Section 162(m) of the Code and the regulation thereunder, and the Company will be entitled to deduct the compensation paid to certain executives pursuant to the Option Plans, notwithstanding the deduction limit contained in Section 162(m).

Under the Option Plans, the price payable upon exercise of options may be paid in cash or check acceptable to Crosswalk or by any other consideration that the Board deems acceptable. The exercise price may also be paid in shares of our common stock, duly owned by the optionee having a fair market value equal to the option price on the date of exercise.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

A note receivable in the amount of $22,111 is due and payable to Crosswalk from director Dane West. Interest is accruing on this note receivable at the minimum federal statutory rate at the time of issuance of 5.7%. The Board approved an extension on Mr. West's note receivable to not later than March 31, 2001.

In June 2000, the Board of Directors authorized Crosswalk to enter into an agreement for management consulting services with Corporate Resource Development Inc. W. R. Max

Carey, a Crosswalk director, is Chairman and Chief Executive Officer of this firm. The terms of the agreement provided for $180,000 in payments for consulting services rendered from June through September 2000.

In September 2000, we closed on the sale of 80,000 shares of Series "A" preferred stock, with gross proceeds of $2,000,000. Jon M. Morgan, a Crosswalk director, is a trustee of the Jon M. Morgan Pension Plan and President of J.M. Mineral and Land Co., Inc., which both purchased 8,000 shares of Series "A" preferred stock for an aggregate of $400,000.

From January 1, 2000 through March 16, 2001, there were no other material transactions between Crosswalk and any of its officers and/or directors which the officers and/or directors have had a direct or indirect material interest and which also involved $60,000 or more.

Although we have no present intention to do so, we may in the future enter into other transactions and agreements incident to our business with directors, officers, principal stockholders and other affiliates. We intend for all such transactions and agreements to be on terms no less favorable than those obtainable from unaffiliated third parties on an arm's-length basis. In addition, the approval of a majority of the Crosswalk directors will be required for any such transactions or agreements.


                                PERFORMANCE GRAPH

The following graph shows a comparison of our cumulative total stockholder return, from the end of the first trading day (September 24, 1997) following the initial public offering of our common stock, through December 31, 2000, for Crosswalk.com, the Nasdaq Stock Market US Composite Index, the Nasdaq Computer and Data Processing Services Stock Index (the "Stock Index") and a Weighted Community Comparative Index (the "Comp Index"). The Comp Index consists of the returns of ivillage.com, talkcity.com, theglobe.com, and salon.com, all community focused Websites with annual revenues less than $75 million. We believe that this more closely represents a comparative performance measure versus the Stock Index or other Internet indexes which include business to business, Internet service providing or software generation, none of which is in Crosswalk's business model. In generating the Comp Index, each company was weighted by their market capitalization for each period in which a return is indicated.

The performance graph assumes that $100 was invested in our common stock, and the other indexes noted on September 24, 1997. The Comp Index could only be used going back to November of 1998 when theglobe.com completed its initial public offering. Note that historic stock price performance is not necessarily indicative of future stock price performance.

           Nasdaq US Comp   Nasdaq Computer & DP Services   Cwalk Perf        Weighted Community
12/29/00           156.37               174.19                12.03                        1.90
11/30/00           165.06               187.33                15.82                        3.40
10/31/00           214.09               257.62                26.59                        4.28
09/29/00           233.34               281.57                37.97                        6.42
08/31/00           268.19               308.02                41.78                        8.88
07/31/00           239.85               273.29                44.31                        8.30
06/30/00           253.59               304.28                48.10                        9.35
05/31/00           215.74               250.78                50.63                       10.27
04/28/00           245.33               285.52                45.57                       17.24
03/31/00           291.68               372.42                88.60                       28.19
02/29/00           297.80               394.01               116.44                       43.52
01/31/00           250.25               332.79               140.50                       66.15
12/31/99           259.89               376.62               103.79                      107.54
11/30/99           213.04               279.57               121.51                       64.87
10/29/99           189.94               240.86               160.75                       41.92
09/30/99           175.84               224.00               141.76                       51.12
08/31/99           175.60               213.15               156.95                       45.23
07/30/99           168.48               202.42               210.11                       54.00
06/30/99           171.57               215.10               197.45                       67.16
05/28/99           157.41               191.49               245.54                       61.56
04/30/99           161.89               196.22               341.74                       93.34
03/31/99           156.84               206.79               222.76                      148.93
02/26/99           145.81               183.86               174.67                      132.50
01/29/99           160.15               207.29               232.89                      188.75
12/31/98           139.85               171.41               199.98                       93.93
11/30/98           123.77               148.36               339.21                      100.00
10/30/98           112.35               128.20                65.82
09/30/98           107.62               131.92                48.10
08/31/98            94.51               110.42                53.16
07/31/98           117.67               135.89                73.41
06/30/98           119.26               140.57                75.94
05/29/98           111.46               118.99                78.47
04/30/98           118.02               127.97               101.26
03/31/98           116.06               126.90                65.19
02/27/98           111.92               117.26                41.78
01/30/98           102.31               103.31                59.50
12/31/97            99.17                96.06                51.90
11/28/97           100.94               102.19                54.43
10/31/97           100.41                99.68                80.38
09/30/97           100.00               100.00               100.00


                                STOCKHOLDER PROPOSALS

A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at our next annual meeting received at our principal executive office by November 30, 2001 will be included in our proxy statement and form of proxy for that meeting.

                         PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of Crosswalk. We will pay the cost of soliciting proxies in the accompanying form. We may solicit proxies by email, mail, telephone and delivery service by officers, directors and our employees. We may also request banking institutions, brokerage firms, custodians, and trustees, or their nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record. We will pay for reasonable costs of the solicitation and will reimburse forwarding expenses.

                              FINANCIAL INFORMATION

Incorporated by reference from the Registrant's 2000 Form 10-K to be filed in March 2001, pursuant to Section 13 of the Exchange Act. We have also provided a copy of our annual report, additional copies of which are available, without charge, by contacting us at the address provided herein.


                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of Crosswalk.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.



                                       BY ORDER OF THE BOARD OF DIRECTORS,





                                       GARY A. STRUZIK
                                       CHIEF FINANCIAL OFFICER AND SECRETARY

                               CROSSWALK.COM, INC.
                       4100 LAFAYETTE CENTER DR. SUITE 110
                               CHANTILLY, VA 20151

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
          CROSSWALK.COM INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON
                                  MAY 2, 2001

The undersigned hereby constitutes and appoints James G. Buick and Scott Fehrenbacher, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders to be held at the Chantilly Regional Library, 4000 Stringfellow Road, Chantilly, Virginia 20151, on Wednesday, May 2, 2001 at 10:30 a.m., local time, and at any adjournments thereof, on all matters coming before said meeting.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:   /X/

        1. ELECTION OF JAMES G. BUICK, SCOTT FEHRENBACHER, BRUCE E. EDGINGTON, CLAY T. WHITEHEAD, EARL E. GJELDE, WILLIAM RUSSELL 'MAX' CAREY, JR. AND JON M. MORGAN TO THE CROSSWALK.COM BOARD OF DIRECTORS.

        IN FAVOR OF ALL NOMINEES [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]

        WITHHOLD THE FOLLOWING:


        (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

        2. RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2001.

         FOR   [ ]           AGAINST    [ ]               ABSTAIN    [ ]

        3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                 (Continue and to be signed on the other side.)

                        (Continued from the other side.)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted IN FAVOR of the election of the directors named in this proxy card and FOR Proposals 2 and 3.


           TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE
            COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT
                                    PROMPTLY

            THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING
               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY
                                STATEMENT FOR THE
                   MAY 2, 2001 ANNUAL MEETING OF STOCKHOLDERS






Stockholder Signature(s):
                          -----------------------     ------------------------

Date:
      -----------------------------

Stockholder Printed Name(s):
                             --------------------     -------------------------



Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon. If a corporation, please sign in full corporate name as President or other authorized officer. If a partnership, please sign in partnership name by authorized person.